Exhibit (14)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (“Registration Statement”) of our report dated December 27, 2012, relating to the financial statements and financial highlights of SunAmerica Focused Alpha Large-Cap Fund (one of the funds within SunAmerica Specialty Series), which appears in the October 31, 2012 Annual Report to Shareholders of SunAmerica Specialty Series, which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Other Service Providers” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

July 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (“Registration Statement”) of our report dated December 27, 2012, relating to the financial statements and financial highlights of Focused Large-Cap Growth Portfolio (one of the Portfolios within SunAmerica Series, Inc.), which appears in the October 31, 2012 Annual Report to Shareholders of SunAmerica Series Inc., which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Other Service Providers” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

July 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 (“Registration Statement”) of our report dated November 26, 2012, relating to the financial statements and financial highlights of SunAmerica Value Fund (one of the funds within SunAmerica Equity Funds), which appears in the September 30, 2012 Annual Report to Shareholders of SunAmerica Equity Funds, which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Other Service Providers” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

July 26, 2013